Nationwide Life Insurance Company: • Nationwide Variable Account-II

Prospectus supplement dated June 4, 2007 to
Prospectus dated May 1, 2007

1. The first sentence of the “Availability” subsection under the “Capital Preservation Plus Lifetime Income Option” section is hereby deleted and replaced with the following sentence:

Availability
For contracts issued prior to May 1, 2007, the CPP Lifetime Income Option can be elected within 60 days after the contract issue date.